Exhibit 10(iii)(34)

                          PERFORMANCE SHARES AGREEMENT

      This Performance Shares Agreement  ("Agreement") is made between CH Energy
Group,   Inc.   ("Corporation"),   a  New  York   corporation,   and  __________
("Participant"), an officer of the Corporation or one of its Affiliates.

      WHEREAS, the Corporation has adopted the Long-Term Performance-Based Incentive Plan, a copy of which has been previously provided to the Participant; and

      WHEREAS, pursuant to authority of the Board of Directors of the Corporation, the Compensation Committee of the Board of Directors of the Corporation ("Committee"), effective January 1, 2005 ("Date of Grant"), granted the Participant Performance Shares, subject to entering into this Agreement.

      NOW, THEREFORE, in consideration of the foregoing, of the mutual promises set forth later in this Agreement, and of other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties to this Agreement, intending to be legally bound, agree as follows (terms used herein shall have the meanings set forth in the Plan, which terms are incorporated herein by reference, unless otherwise defined herein):

      Section 1. Performance Shares/Performance Goals. The Corporation hereby confirms the grant to the Participant of ____ Performance Shares (subject to increase or decrease as described in this Section 1) to be earned during the Award Cycle, which cycle, the Committee determined, shall begin on the Date of Grant and shall expire on the close of business on December 31, 2007, in accordance with the terms of this Agreement and the Plan.

      There shall be two Performance Goals during the Award Cycle, each of which shall be weighted equally (i.e., each Performance Goal accounts for 50% of the total payout). The first Performance Goal shall be based on the Corporation's percentage growth in earnings per share during the Award Cycle relative to the percentage growth in earnings per share of the companies in the EEI Index during the same period, as set forth on Exhibit A. The second Performance Goal shall be based on the average of the Corporation's annual dividend yield on book value during the Award Cycle relative to the average of the annual dividend yield on book value of the companies in the EEI Index during the same period, as set forth on Exhibit A. The Performance Shares and associated reinvested dividends granted hereby shall be earned and paid based on the level of the Corporation's performance results with respect to each of the Performance Goals as shown on Exhibit A. The

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number of Performance Shares earned and paid will range,  according to the level of  performance  achieved,  from 0% to 150% of the  Performance  Shares  granted
hereunder.   All  determinations   involving  the  Performance  Goals  shall  be
calculated based on Generally Accepted Accounting Principles in effect at the time the goals are established without regard to any change in accounting standards that may be required by the Financial Accounting Standards Board after the goals are established.

      The Committee has determined that, subject to the terms of the Plan, (1) cash dividends on the Common Stock that is the subject of the Performance Shares shall be automatically deferred and reinvested in additional shares of Common Stock, held subject to vesting of the underlying Performance Shares and meeting the Performance Goals described herein, and (2) dividends payable in Common
Stock shall be paid in the form of shares of Common Stock, held subject to vesting of the underlying Performance Shares and meeting the Performance Goals described herein. Any reinvested dividend referred to in this paragraph shall be applied to the number of Performance Shares earned as set forth in the immediately preceding paragraph.

      Section 2. Vesting Conditions. Except as described in Section 4, the vesting of the Performance Shares is conditioned on the continued employment of the Participant with the Corporation and its Affiliates.

      Section 3. Delivery of Shares. At the expiration of the Award Cycle, the Committee shall evaluate the Corporation's performance in light of the Performance Goals for the Performance Shares and shall determine the Performance Shares and associated reinvested dividends earned by the Participant (under
Section 1) and the value thereof, and the Corporation shall deliver the number of shares of Common Stock whose Fair Market Value is equal to the cash value of the number of the Performance Shares and associated reinvested dividends determined by the Committee to have been earned by the Participant. The delivery of such shares of Common Stock shall be made in accordance with this Agreement and the Plan as soon as practicable after they are earned, but in no event later than March 15, 2008.

      The certificate or certificates representing such shares of Common Stock shall be registered in the name of the Participant and shall bear any legend required by any federal or state securities law, rule or regulation, and (if applicable) a legend referring to the restrictions provided under this

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                                       3


Agreement and under the Plan. Upon the issuance of such certificate or certificates, the Participant shall have all the rights of a stockholder with respect to those shares of Common Stock and to receive all dividends or other distributions paid or made with respect to those shares; provided, however, that those shares shall be subject to the restrictions, if any, under this Agreement and in the Plan.

      The Performance Shares are payable only if compliance with all applicable federal and state securities laws, security exchange listing requirements and other requirements of the Plan can be effected and only by (i) the Participant's completion, execution and delivery to the Corporation, if and to the extent required by the Corporation, of an "investment letter" in the form supplied by the Corporation and (ii) the Participant satisfying the tax-withholding requirements of the Plan.

      Section 4. Forfeitures. Except to the extent otherwise provided in this Agreement and the Plan, the Participant's right to receive the Performance Shares and associated reinvested dividends shall be forfeited automatically and without further notice on the date of the Participant's Termination of Employment for any reason during the Award Cycle or before the Performance Goals are satisfied. Notwithstanding the foregoing, in the event of the Participant's Retirement before the end of the Award Cycle, a prorated portion of the Performance Shares and associated reinvested dividends, which portion shall be prorated based on the Participant's length of employment during the Award Cycle, shall be considered to be earned and payable to the extent of the Corporation's attainment of the Performance Goals (determined pursuant to Section 1) during the period commencing on the Date of Grant and ending on the last day of the calendar quarter last completed prior to the date of such Retirement. The delivery of any shares of Common Stock earned under this Section 4 shall be made in accordance with Section 3, but in no event later than two and one-half (2 1/2) months after the close of the fiscal year in which the Retirement occurs.

      Section 5. Change of Control. In the event of a Change of Control, the Performance Shares and associated reinvested dividends shall be considered to be earned and payable to the extent that the Performance Goals have been satisfied during the period beginning on the Date of Grant and ending on the date of the Change of Control, and such Performance Shares and associated reinvested dividends shall be settled in cash as soon as administratively practicable following such Change of

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                                       4


Control, but in no event later than two and one-half (2 1/2) months after the close of the fiscal year in which the Change of Control occurs.

      Section 6. Transfer Restrictions. Subject to the provisions of the Plan and this Agreement, during the Award Cycle, Performance Shares and associated reinvested dividends may not be sold, assigned, transferred, pledged or otherwise encumbered.

      Section 7. Terms and Conditions of Plan. The terms and conditions included in the Plan are incorporated by reference in this Agreement, and, to the extent that any conflict may exist between any term or provision of this Agreement and any term or provision of the Plan, the term or provision of the Plan shall control.

      Section 8. Headings. The headings and other captions contained in this Agreement are for convenience and reference only and shall not be used in interpreting, construing, or enforcing any of the provisions of this Agreement.

      Section 9. Entire Agreement. This Agreement and the attached Exhibit A, which is incorporated herein by reference, set forth all of the promises, agreements, conditions, understandings, warranties, and representations between the parties to this Agreement with respect to the Performance Shares and associated reinvested dividends, and there are no promises, agreements, conditions, understandings, warranties, or representations, oral or written, express or implied, between them with respect to the Performance Shares and associated reinvested dividends other than as set forth in this Agreement. This Agreement is, and is intended by the parties to be, an integration of any and all prior agreements or understandings, oral or written, with respect to the Performance Shares and associated reinvested dividends.

      Section 10. Further Agreements. The Participant agrees to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

      Section 11. Genders. The use of any gender in this Agreement shall be deemed to be or include the other genders, and the use of the singular in this Agreement shall be deemed to be or include the plural (and vice versa), wherever appropriate.

      Section 12. Notices. Any and all notices provided for in this Agreement shall be addressed: (i) if to the Corporation, to the principal executive office of the Corporation in care of the Corporate

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                                       5


Secretary; and (ii) if to the Participant, to the address of the Participant as reflected on the records of the Corporation or any employer - Affiliate.

      Section 13. Invalid or Unenforceable Provisions. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions of this Agreement, and this Agreement shall be construed in all respects as if those invalid or unenforceable provisions were omitted.

      Section 14. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of New York.

      Section 15. Modifications. Any modification of this Agreement must be written and signed by the parties to this Agreement to be valid; provided, however, that the Participant covenants and agrees to execute any amendment to this Agreement that shall be required or desirable (in the opinion of the Corporation or its counsel) to comply with any rule or regulation promulgated or proposed under the Code by the Internal Revenue Service.

      Section 16. Compliance with Section 409A of the Code. To the extent applicable, it is intended that this Agreement and the Plan comply with the provisions of Section 409A of the Code. This Agreement and the Plan shall be administered in a manner consistent with this intent, and any provision that would cause the Agreement or the Plan to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by the Corporation without the consent of the Participant).

      Section 17. Unsecured Creditor. The Participant acknowledges that no assets of the Corporation shall be segregated for the purpose of delivering
Common Stock under this Agreement or shall be held (or deemed to be held) in trust for the benefit of the Participant. It is the intention of the Participant and the Corporation that all payment obligations under this Agreement shall constitute at all times general unsecured obligations of the Corporation.

                            [SIGNATURE PAGE FOLLOWS]

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      IN WITNESS WHEREOF, the Corporation and the Participant have executed this
Agreement as of the day and year first above written.

                                                     CH ENERGY GROUP, INC.

ATTEST:


________________________________    By:_________________________________________
Name: Lincoln E. Bleveans              Name: Steven V. Lant
Title: Secretary & Assistant           Title: Chairman of the Board, President &
        Treasurer                               Chief Executive Officer

                                    PARTICIPANT:

WITNESS:


________________________________    ____________________________________________
                                   DATED: _____________________

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                                       7


                                    EXHIBIT A

Performance Goals

Each Performance Goal shall be evaluated separately to determine the applicable payout percentage as shown below.

1. Earnings Per Share. If the percentage growth in the Corporation's earnings per share during the Award Cycle is in the percentile range of the percentage growth in earnings per share of the companies in the EEI Index during the same period, as set forth below, then such Performance Goal shall be assigned the payout percentage set forth opposite such percentile range.

2. Dividend Yield. If the average of the Corporation's annual dividend yield on book value during the Award Cycle is in the percentile range of the average of the annual dividend yield on book value of the companies in the EEI Index during the same period, as set forth below, then such Performance Goal shall be assigned the payout percentage set forth opposite such percentile range.

Calculation of Performance Shares Earned

The number of Performance Shares earned shall be determined by multiplying (i) the average of the payout percentages assigned to each Performance Goal, as described above, by (ii) the number of the Performance Shares set forth in
Section 1 of this Agreement (as adjusted for reinvested dividends).

--------------------------------------------------------------------------------
   Percentile Rank for Performance Goal
          Relative to EEI Index                     Payout Percentage
--------------------------------------------------------------------------------
               80% or more                                150.0%
--------------------------------------------------------------------------------
                   79%                                    148.3%
--------------------------------------------------------------------------------
                   78%                                    146.6%
--------------------------------------------------------------------------------
                   77%                                    145.0%
--------------------------------------------------------------------------------
                   76%                                    143.3%
--------------------------------------------------------------------------------
                   75%                                    141.6%
--------------------------------------------------------------------------------
                   74%                                    140.0%
--------------------------------------------------------------------------------
                   73%                                    138.3%
--------------------------------------------------------------------------------
                   72%                                    136.6%
--------------------------------------------------------------------------------
                   71%                                    135.0%
--------------------------------------------------------------------------------
                   70%                                    133.3%
--------------------------------------------------------------------------------
                   69%                                    131.6%
--------------------------------------------------------------------------------
                   68%                                    130.0%
--------------------------------------------------------------------------------
                   67%                                    128.3%
--------------------------------------------------------------------------------
                   66%                                    126.6%
--------------------------------------------------------------------------------
                   65%                                    125.0%
--------------------------------------------------------------------------------

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                                       8


--------------------------------------------------------------------------------
                   64%                                    123.3%
--------------------------------------------------------------------------------
                   63%                                    121.6%
--------------------------------------------------------------------------------
                   62%                                    120.0%
--------------------------------------------------------------------------------
                   61%                                    118.3%
--------------------------------------------------------------------------------
                   60%                                    116.6%
--------------------------------------------------------------------------------
                   59%                                    115.0%
--------------------------------------------------------------------------------
                   58%                                    113.3%
--------------------------------------------------------------------------------
                   57%                                    111.6%
--------------------------------------------------------------------------------
                   56%                                    110.0%
--------------------------------------------------------------------------------
                   55%                                    108.3%
--------------------------------------------------------------------------------
                   54%                                    106.6%
--------------------------------------------------------------------------------
                   53%                                    105.0%
--------------------------------------------------------------------------------
                   52%                                    103.3%
--------------------------------------------------------------------------------
                   51%                                    101.6%
--------------------------------------------------------------------------------
                   50%                                    100.0%
--------------------------------------------------------------------------------
                   49%                                    96.7%
--------------------------------------------------------------------------------
                   48%                                    93.3%
--------------------------------------------------------------------------------
                   47%                                    90.0%
--------------------------------------------------------------------------------
                   46%                                    86.7%
--------------------------------------------------------------------------------
                   45%                                    83.3%
--------------------------------------------------------------------------------
                   44%                                    80.0%
--------------------------------------------------------------------------------
                   43%                                    76.7%
--------------------------------------------------------------------------------
                   42%                                    73.3%
--------------------------------------------------------------------------------
                   41%                                    70.0%
--------------------------------------------------------------------------------
                   40%                                    66.7%
--------------------------------------------------------------------------------
                   39%                                    63.3%
--------------------------------------------------------------------------------
                   38%                                    60.0%
--------------------------------------------------------------------------------
                   37%                                    56.7%
--------------------------------------------------------------------------------
                   36%                                    53.3%
--------------------------------------------------------------------------------
                   35%                                    50.0%
--------------------------------------------------------------------------------
                   34%                                    46.7%
--------------------------------------------------------------------------------
                   33%                                    43.3%
--------------------------------------------------------------------------------
                   32%                                    40.0%
--------------------------------------------------------------------------------
                   31%                                    36.7%
--------------------------------------------------------------------------------
                   30%                                    33.3%
--------------------------------------------------------------------------------
                   29%                                    30.0%
--------------------------------------------------------------------------------
                   28%                                    26.7%
--------------------------------------------------------------------------------
                   27%                                    23.3%
--------------------------------------------------------------------------------
                   26%                                    20.0%
--------------------------------------------------------------------------------
                   25%                                    16.7%
--------------------------------------------------------------------------------
                   24%                                    13.3%
--------------------------------------------------------------------------------
                   23%                                    10.0%
--------------------------------------------------------------------------------
                   22%                                     6.7%
--------------------------------------------------------------------------------
                   21%                                     3.3%
--------------------------------------------------------------------------------
               20% or below                                0.0%
--------------------------------------------------------------------------------